UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 8, 2015

CDK Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169

(Registrant’s telephone number, including area code)

(847) 397-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors (the “Board”) of CDK Global, Inc. (the “Company”) has established November 6, 2015 as the date of the Company’s first annual meeting of stockholders (the “Annual Meeting”). The time, location and record date of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting.

Company stockholders who intend to nominate a person for election to the Board or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Exchange Act, must submit the notice of such nomination or proposal to the Company’s principal executive offices at 1950 Hassell Road, Hoffman Estates, IL 60169, Attention: Corporate Secretary, no later than August 8, 2015. Any such proposal must comply with the requirements of Delaware law, the rules and regulations of the Securities and Exchange Commission and the Company’s By-laws, as applicable, in order to be eligible for inclusion in the proxy materials for the Annual Meeting. The August 8, 2015 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2015	CDK Global, Inc.

	By:	/s/ ALFRED A. NIETZEL
Alfred A. Nietzel
Vice President and Chief Financial Officer